Exhibit 99.2 Delek US Holdings, Inc. First Quarter 2020 Earnings Call May 6, 2020

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; future crude slates; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; light production from shale plays and Permian growth; differentials including increases, trends and the impact thereof on crack spreads and refineries; pipeline takeaway capacity and projects related thereto; refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits and margins; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; improved product netbacks; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; our ability to execute on the Big Spring Gathering System and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; the attainment of certain regulatory benefits; retail growth and the opportunities and value derived therefrom; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of adjusted net income, adjusted earnings per share (“adjusted EPS”), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. Adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of adjusted net income, adjusted EPS, EBITDA and adjusted EBITDA to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

First Quarter 2020 Reduced Capital Spending • Reported EPS of $(4.28) and adjusted EPS of $(1.74) (1) ◦ Adjusted net loss of $(128.0) million and adjusted EBITDA loss of $(29.7) million (1) ▪ Adjusted quarterly results include a negative impact from "other inventory"of $90.8 million. ▪ Adjusted results also include a $(36.1) million elevated tax headwind resulting from applying the annual estimated effective tax rate to quarterly results • Reducing 2020 capital expenditures by approximately $75 million representing a 23% decrease from prior forecast and 42% year-over-year Balance Sheet Flexibility • Improving cost structure with 10% reduction (~$100 million) in operating and overhead expenses in 2020 vs. 2019 • Currently benefiting from steep crude contango, niche product markets and regional demand recovery (TX opening) • Expect throughput in 2Q20 to be approximately 80% utilization • Completed drop-down of Big Spring Gathering System to DKL increasing DK ownership of DKL to 71% • Remain committed to maintaining a strong balance sheet and liquidity to withstand market volatility 1) See slides 10, 11 and 12 for a reconciliation of adjusted net income to net income, adjusted net income per share to net income per share, and adjusted EBITDA to net income. 3

First Quarter 2020 • Strong financial position with over $785 million of cash on the balance sheet • Cash flow from operating activities of approx. $(154) million • Working capital increased cash flow by approx. $102 million • Total investing activities of approx. $147 million: ◦ Cash capital expenditures of approx. $190 million ◦ Net JV proceeds of approx. $42 million • Total cash returned to shareholders of approx. $25 million 4

Capitalization • Delek US Consolidated at March 31, 2020 ($ in millions) March 31, 2020 December 31, 2019 ◦ Cash of $785 million Current Portion of Long-Term Debt $31.4 $36.4 ◦ Net debt of $1.4 billion Long-Term Debt $2,185.5 $2,030.7 Total Debt $2,216.9 $2,067.1 • Excluding Delek Logistics at March 31, 2020 Cash $784.9 $955.3 Net Debt Delek US Consolidated $1,432.0 $1,111.8 ◦ Cash of $781 million Delek Logistics ◦ Net debt of $496 million Total Debt $940.0 $833.1 Cash $4.2 $5.5 • Balance sheet provides financial flexibility Net Debt Delek Logistics $935.8 $827.6 Delek US, excel. Delek Logistics Total Debt $1,276.9 $1,234.0 Cash $780.7 $949.8 Net Debt Delek US excluding DKL $496.2 $284.2 5

Guidance 2Q20 Guidance Range Low High Consolidated Operating Expenses, $ in millions $140.0 $150.0 Consolidated G&A, $ in millions $57.0 $63.0 Consolidated Depreciation and Amort., $ in millions $53.0 $55.0 Net interest expense, $ in millions $32.0 $34.0 Estimate Diluted Share Count (exclusive of repurchases) 73.1 73.4 Total Crude Throughput 230,000 250,000 6

Capital Expenditure • Expected 2020 capital expenditures of $250 million ($ in millions) 2020E (New) 2020E (Old) Change ◦ $205.7mm: Refining Refining: ◦ $17.6mm: Logistics Regulatory $49.0 $56.2 $(7.2) ◦ $8.6mm: Retail Maintenance/reliability $155.2 $141.2 $14.0 ◦ $18.1mm: Corporate Discretionary/business development $1.5 $7.8 $(6.3) Refining segment total $205.7 $205.2 $0.5 • 2020 includes the following projects: Logistics: ◦ Big Spring Turnaround Regulatory $2.2 $7.6 $(5.4) ▪ Completed in early March 2020 Maintenance/reliability $3.7 $9.8 $(6.1) Discretionary/business development $11.7 $5.3 $6.4 • Does not include joint venture investments for recently Logistics segment total $17.6 $22.7 $(5.1) announced transactions (Wink to Webster; Red River) Retail: Regulatory $0.1 $0.0 $0.1 • CAPEX expected to decline approximately 23% from original Maintenance/reliability $2.5 $3.0 $(0.5) 2020 forecast Discretionary/business development $6.0 $23.2 $(17.2) Retail segment total $8.6 $26.2 $(17.6) • Spent 76% of full-year budget in First Quarter 2020 Other: ◦ Remaining 2020 spend only $60 million Regulatory $0.4 $0.7 $(0.3) Maintenance/reliability $0.8 $13.6 $(12.8) Discretionary/business development $16.9 $57.3 $(40.4) Other total $18.1 $71.6 $(53.5) Total Capital expenditures $250.0 $325.7 $(75.7) 7

Distinguishing Characteristics 1) Source: Platts and NYMEX as of May 5, 2020 8

Questions and Answers Significant Organic Focus on Long-Term Growth / Margin Shareholder Returns Improvement Opportunities An Integrated and Permian Focused Diversified Refining, Financial Flexibility Refining System Logistics and Marketing Company Complementary Logistics Systems

Non-GAAP Reconciliations of Adjusted Net Income Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP $ in millions, except per share data Three Months Ended March 31, Reconciliation of Net (Loss) Income attributable to Delek to Adjusted Net (Loss) Income 2020 2019 (Unaudited) Reported net (loss) income attributable to Delek $ (314.4) $ 149.3 Adjustments, after tax Net inventory valuation loss (benefit) 214.6 (39.9) Adjusted unrealized hedging (gain) loss (5.9) 10.3 Net after tax retroactive biodiesel tax credit (1) 0.0 9.7 Tax adjustment related to unrealizable deferred taxes created in Big Spring Asset Acquisition (22.3) 0.0 Total adjustments 186.4 (19.9) Adjusted net (loss) income $ (128.0) $ 129.4 (1) An adjustment for the portion of the retroactive biodiesel tax credit reenacted in December 2019 that was attributable to the first quarter of 2019 has been included in the three months ended March 31, 2019 for comparability. 10

Non-GAAP Reconciliations of Adjusted Net Income per Share Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP $ in millions, except per share data Three Months Ended March 31, Reconciliation of U.S. GAAP (Loss) Income per share to Adjusted Net (Loss) Income per share 2020 2019 (Unaudited) Reported diluted (loss) income per share $ (4.28) $ 1.90 Adjustments, after tax (per share) (1) Net inventory valuation loss (benefit) 2.92 (0.51) Adjusted unrealized (gain) hedging loss (0.08) 0.13 Retroactive biodiesel tax credit — 0.12 Tax adjustment related to unrealizable deferred taxes created in Big Spring Asset Acquisition (0.30) — Total adjustments 2.54 (0.26) Adjusted net (loss) income per share $ (1.74) $ 1.64 (1) The tax calculation is based on the appropriate marginal income tax rate related to each adjustment and for each respective time period, which is applied to the adjusted items in the calculation of adjusted net income in all periods. 11

Non-GAAP Reconciliations of Adjusted EBITDA Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP $ in millions Three Months Ended March 31, Reconciliation of Net (Loss) Income attributable to Delek to Adjusted EBITDA 2020 2019 (Unaudited) Reported net (loss) income attributable to Delek $ (314.4) $ 149.3 Add: Interest expense, net 34.6 26.2 Income tax expense - continuing operations (83.1) 45.8 Depreciation and amortization 52.6 46.8 EBITDA (310.3) 268.1 Adjustments Net inventory valuation loss (benefit) 280.8 (52.1) Adjusted unrealized hedging (gain) loss (7.6) 13.3 Retroactive biodiesel tax credit (1) — 9.7 Net income attributable to non-controlling interest 7.4 5.1 Total adjustments 280.6 (24.0) Adjusted EBITDA $ (29.7) $ 244.1 1) The portion of the retroactive biodiesel tax credit reenacted in December 2019 that was attributable to the first quarter of 2019 has been added to the three months ended March 31, 2019. 12